                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-1 of our report dated July 28, 1997 for Star Buffet, Inc., appearing in Registration Statement No. 333-32249 on Form S-1 (the "Initial Registration Statement") and the Prospectus, which is part of the Initial Registration Statement, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/  KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                               KPMG Peat Marwick LLP

Orange County, California
September 24, 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-1 of our report dated July 22, 1997 (except as to note 9, which is as of July 28, 1997) for HTB Restaurants, Inc. appearing in Registration Statement No. 333-32249 on Form S-1 (the "Initial Registration Statement") and the Prospectus, which is part of the Initial Registration Statement, and to the reference to our firm under the headings "Selected Combined Financial Data" and "Experts" in the Prospectus.

                                          /s/  KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                               KPMG Peat Marwick LLP

Orange County, California
September 24, 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-1 of our report dated February 14, 1997 for Casa Bonita Restaurants, appearing in Registration Statement No. 333-32249 on Form S-1 (the "Initial Registration Statement") and the Prospectus, which is part of the Initial Registration Statement, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/  KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                               KPMG Peat Marwick LLP

Orange County, California
September 24, 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-1 of our report dated September 9, 1997 for North's Restaurants appearing in Registration Statement No. 333-32249 on Form S-1 (the "Initial Registration Statement") and the Prospectus, which is part of the Initial Registration Statement, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/  KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                               KPMG Peat Marwick LLP

Portland, Oregon
September 24, 1997